Exhibit 99.2
Resource America, Inc.
Pro Forma Consolidated Statement of Operations
For the Fiscal Year Ended September 30, 2011
(in thousands)

		Pro Forma Adjustments
	Historical	Deconsolidate Apidos	Record proceeds from sale of Apidos to CVC		Other adjustments		As Adjusted

REVENUES
Real estate	$25,841	$–	$–		$–		$25,841
Financial fund management	38,380	(14,004)			2,952	[a]	27,328
Commercial finance	21,795	–					21,795
	86,016	(14,004)	–		2,952		74,964

COSTS AND EXPENSES
Real estate	24,465						24,465
Financial fund management	20,562	(7,343)			(1,018)	[b]	12,201
Commercial finance	15,207						15,207
General and administrative	11,522						11,522
Gain on sale of leases	(659)						(659)
Provision for possible losses	10,661						10,661
Depreciation and amortization	10,739						10,739
	92,497	(7,343)	–		(1,018)		84,136

OPERATING (LOSS) INCOME	(6,481)	(6,661)	–		3,970		(9,172)

OTHER INCOME (EXPENSE)
Gain on sale of management contract	6,520						6,520
Gain on sale of subsidiaries	–		54,373	[c]			54,373
Gain on extinguishment of servicing and repurchase liabilities	4,426						4,426
Losses on sale of securities	(1,198)						(1,198)
Interest expense	(15,343)						(15,343)
Other income, net	2,242	–	–		–		2,242
Total other income (expense)	(3,353)	–	54,373		–		51,020

(Loss) income from continuing operations before taxes	(9,834)	(6,661)	54,373		3,970		41,848
(Benefit) provision for income taxes	(4,607)	(2,331)	19,031	[c]	1,390		13,483

(Loss) income from continuing operations	(5,227)	(4,330)	35,342		2,580		28,365
Loss from discontinued operations, net of tax	(2,202)	–	–		–		(2,202)
Net (loss) income	(7,429)	(4,330)	35,342		2,580		26,163
Net income attributable to noncontrolling interests	(799)	–	–		–		(799)

Net (loss) income attributable to common shareholders	$(8,228)	$(4,330)	$35,342		$2,580		$25,364

Notes to pro forma statement of operations:

[a]	reflects the Company’s 33% pro forma equity interest in the joint venture for the year ended September 30, 2011.

[b]	reflects costs the Company can charge the joint venture for shared services.

[c]	reflects the pro forma gain on the sale of Apidos, net of tax.

Resource America, Inc.
Pro Forma Consolidated Statement of Operations
For the Three Months Ended December 31, 2011
(in thousands)

		Pro Forma Adjustments
	Historical	Deconsolidate Apidos	Record proceeds from sale of Apidos to CVC		Other adjustments		As Adjusted

REVENUES
Real estate	$8,666	$–	$–		$–		$8,666
Financial fund management	6,579	(3,482)			881	[a]	3,978
Commercial finance	3,419	–	–		–		3,419
	18,664	(3,482)	–		881		16,063

COSTS AND EXPENSES
Real estate	7,192						7,192
Financial fund management	5,804	(1,801)					4,003
Commercial finance	1,963						1,963
General and administrative	2,896				(255)	[b]	2,641
Gain on sale of leases	(37)						(37)
Provision for possible losses	2,250						2,250
Depreciation and amortization	2,061						2,061
	22,129	(1,801)	–		(255)		20,073

OPERATING (LOSS) INCOME	(3,465)	(1,681)	–		1,136		(4,010)

OTHER INCOME (EXPENSE)
Gain on sale of subsidiaries	8,749		54,373	[c]			63,122
Loss on extinguishment of debt	(2,190)						(2,190)
Gains on sale of securities	58						58
Interest expense	(2,974)						(2,974)
Other income, net	559	–	–		–		559
Total other income	4,202	–	54,373		–		58,575

Income (loss) from continuing operations before taxes	737	(1,681)	54,373		1,136		54,565
Provision (benefit) for income taxes	154	(589)	20,118	[c]	420		20,103

Income (loss) from continuing operations	583	(1,092)	34,255		716		34,462
Loss from discontinued operations, net of tax	(20)	–	–		–		(20)
Net income (loss)	563	(1,092)	34,255		716		34,442
Net income attributable to noncontrolling interests	(378)	–	–		–		(378)

Net income (loss) attributable to common shareholders	$185	$(1,092)	$34,255		$716		$34,604

Notes to pro forma statement of operations:

[a]	reflects the Company’s 33% pro forma equity interest in the joint venture for the three months ended December 31, 2011.

[b]	reflects costs the Company can charge the joint venture for shared services.

[c]	reflects the pro forma gain on the sale of Apidos, net of tax.

Resource America, Inc.
 Pro Forma Consolidated Balance Sheet
December 31, 2011
(in thousands)

		Pro Forma Adjustments
	Historical	Deconsolidate Apidos	Amounts received from sale of Apidos at fair value		As Adjusted
ASSETS
Cash	$12,803	$68	$19,683	[a]	$32,418
Restricted cash	607				607
Receivables	479				479
Receivables from managed entities and related parties, net	54,348				54,348
Investments in real estate	19,100				19,100
Investment securities, at fair value	17,330				17,330
Investments in unconsolidated entities	13,197	(249)	34,690	[b],[c]	47,638
Property and equipment, net	4,294				4,294
Deferred tax assets, net	47,184		(20,118)	[c]	27,066
Other assets	8,993	(5,011)			3,982
Total assets	$178,335	$(5,328)	$34,255		$207,262

LIABILITIES AND EQUITY
Liabilities:
Accrued expenses and other liabilities	$29,327	$(5,329)	$–		$23,998
Payables to managed entities and related parties	275				275
Borrowings	28,471				28,471
Total liabilities	58,073	(5,329)	–		52,744

Commitments and contingencies

Equity:
Preferred stock, none outstanding	–	–	–		–
Common stock, $.01 par value	281				281
Additional paid-in capital	281,357				281,357
Accumulated deficit	(48,416)		34,255	[c]	(14,161)
Treasury stock, at cost	(99,775)				(99,775)
Accumulated other comprehensive loss	(13,504)	1	–		(13,503)
Total stockholders’ equity	119,943	1	34,255		154,199
Noncontrolling interests	319	–	–		319
Total equity	120,262	1	34,255		154,518
	$178,335	$(5,328)	$34,255		$207,262

Notes to pro forma balance sheet:
[a]	reflects the cash proceeds to be received at closing from the sale of Apidos to CVC Capital Partners.

[b]
reflects the fair value of the Company's 33% investment in the joint venture (CVC Credit Partners) and the Company's retained preferred equity interest in Apidos, which entitles it to receive incentive managment fees from the legacy Apidos portfolios.

[c]	reflects the pro forma gain on the sale of Apidos, net of the utilization of capital loss carryfowards.